Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 306,365,676.25
Previously Paid Amount	0
Total Fee Amount	42,309.10
Total Offset Amount	0
Net Fee	$ 42,309.10